UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2011

Date of reporting period: June 1, 2010 — November 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation: Equity Portfolio

Semiannual report 11|30|10

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Asset Allocation:
Equity Portfolio

Semiannual report
11 | 30 | 10

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Trustee approval of management contract	12

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The stock market continued its climb this autumn, with the S&P 500 and Nasdaq indexes hitting highs not seen for several years. The market reacted positively to the Federal Reserve’s second round of quantitative easing and efforts in Washington to extend current taxation rates for all Americans. Most economists are now raising estimates for economic growth in 2011, despite concerns about the long-term ramifications of the nation’s fiscal problems.

The municipal bond market, meanwhile, has entered a more challenging period, based on budgetary concerns in a number of states and the end of the popular Build America Bonds program. As always, Putnam’s experienced portfolio managers are seeking ways to balance the market’s short-term setbacks with longer-term opportunities.

Among developments affecting oversight of your fund, Barbara M. Baumann was elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan and Richard B. Worley, who have recently retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeffrey Knight

Jeff, how did the portfolio perform during the first half of the fiscal year?

Amid improving market conditions, Putnam Asset Allocation: Equity Portfolio’s class A shares delivered a solid 11.19% return, which was better than the 9.86% return of the Russell 3000 Index, its primary benchmark, and slightly ahead of the 11.10% return of its secondary benchmark, the Asset Allocation: Equity Custom Index. Markets moved lower in the first couple of months of the period, but then rallied as the outlook for the global economy improved and the U.S. Federal Reserve [Fed] undertook new efforts to stimulate stronger economic growth. The top contributors to fund results were stock selection in our thematic strategies and in the small-cap value segment of the portfolio. Stock selection in the fund’s international segment generally underperformed. The fund lagged the average return of its Lipper peer group, Multi-Cap Growth Funds, which advanced 13.45%. The portfolio has more of a core investment style, but Lipper classifies it in the growth category, which had more competitive results in the period.

How would you describe the stock market environment?

Global markets have been highly volatile since the start of the fund’s fiscal year last June. The period began only weeks after the European Union and the International Monetary Fund in May announced a financial rescue package for Greece intended to stabilize sovereign bond markets and the financials sector across Europe. However, volatility did not subside in the immediate aftermath because of fears of a double-dip recession in the United States. A rally began in August as the Fed signaled to

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/10. See pages 2 and 8–9 for fund performance information. Index descriptions can be found on page 11.

markets that it would add more liquidity by instituting a new Treasury purchase program. Stocks had one of their best Septembers in decades. The National Bureau of Economic Research [NBER] added a helpful declaration that the recession of 2008 had officially ended in June 2009. The announcement shored up confidence about the recovery.

After markets rose again in October, returns across countries were mixed in November. Not surprisingly, countries dogged by sovereign-debt concern, such as Spain and Portugal, suffered steep losses. We are encouraged, however, that the market remained impressively resilient in the face of a barrage of bad news from Ireland, Portugal, and Spain. Although the cost to insure the sovereign debt of these nations reached the year’s highest levels in November, the turmoil did not spread to all risky assets. Furthermore, small-company stocks actually performed quite well, demonstrating rising investor confidence.

Can you describe how the thematic equity strategies performed in the period, and any changes you made?

We had positive results from stock selection overall in these strategies and made a few adjustments worth noting. Some of the biggest contributors were companies involved with the rare-earth metals theme. During the past year, markets showed concern that China was attempting to buy up access to a number of rare-earth metals that are essential to the manufacturing of computers and other high-technology electronics. Stocks of companies that produce these metals skyrocketed in value, and we owned several of them that profited from the trend. An example is Lynas of Australia, a small position in the fund that appreciated much more than the fund’s primary benchmark in the six-month period. Another theme — aquaculture — also performed well, with Marine Harvest of Norway contributing gains. The cyber defense theme also had positive results, driven in part by an

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/10. Short-term holdings are excluded. Holdings will vary over time.

increase in acquisitions involving some of the positions. However, L-3 Communications, a company that specializes in advanced communications systems for the military and government, detracted from the portfolio’s performance in the period. A new theme introduced recently involves targeting stocks that stand to profit from the growth of the Internet in China. We took profits on the cloud computing theme, selling down positions in Citrix Systems and F5 Networks. Two of the strategies that had subpar results in our view were the health-care information technology and senior health-care themes. We gradually sold the stocks in these themes.

What other stocks contributed positively to results?

In the United States, Freeport-McMoRan Copper, a mining company that was a large overweight position relative to the Russell 3000 Index, contributed strong results. Copper is used for many industrial purposes, and the price of the metal and the stock improved as investors became more confident in the global economic recovery. Other top holdings that outperformed the benchmark included Halliburton, the oil services company, and Honeywell, an electronics systems maker. Smaller positions that contributed positively to performance included Estee Lauder, the luxury goods company, and VMWare, a software company that specializes in visualization technology. In the international segment, BT Group, the British telecommunications network carrier, delivered strong results, outperforming a lackluster telecom sector.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

Aside from these examples, a number of the fund’s holdings in emerging markets performed very well. Since we favor the prospects of emerging markets relative to developed markets, we have increased the fund’s allocations to these markets.

What holdings had disappointing results?

Among the fund’s top holdings, Hewlett-Packard, the computer and peripherals manufacturer, had negative results. The stock’s decline resulted in part from issues surrounding the departure of its Chief Executive Officer during the period. We believe these issues do not affect the long-term attractiveness of the stock, which currently is very attractively valued. Also, Dean Foods fell by a significant amount as the company struggled to meet its earnings estimates. We concluded this company could not achieve its operational goals, and we eliminated the position. Among international holdings, Mediaset, the Italian cable television service, underperformed in the period, though we continue to hold it because we consider it to be undervalued.

Did the fund employ derivatives?

Yes, we used a number of derivative strategies to fine-tune exposures to sectors and markets, as well as to manage exposure to market risk.

What is your outlook for the stock market and for the fund?

We continue to emphasize companies that generate strong free cash flow and have improving earnings prospects. We are also placing an increasing emphasis on stocks with low beta, which is a measurement of risk relative to the overall stock market [the stock market in general has a beta of one]. Our ongoing research on stocks finds that stocks with below-average beta tend to be more attractive investments, generating greater returns relative to risk. However, low-beta stocks have been out of favor for the past couple of years. The recovery rally that began in 2009 has favored more risky stocks, which fell sharply in the 2008 bear market. Also, as we enter the second half of the fiscal year, the portfolio has larger weightings in small caps and in emerging markets, reflecting in part that these areas of the market have outperformed in the first half of the year.

Another trend that we see is a decline in correlation across the market. For the first three quarters of 2010, correlation was high — there were relatively few stocks that significantly outperformed or underperformed the market average. However, in the fourth quarter we began to see a greater degree of dispersion. We think this will continue in 2011 because the economy appears to be returning to normal, and markets have much less fear of an economic relapse that would affect stocks generally. Investors will be more likely to focus on the individual merits of companies, as we do in the process of investment research and stock selection. We believe a decline in correlations gives the fund the possibility to outperform through our active stock selection.

Outside the United States, world equity markets continue to encounter sovereign-risk fears in Europe. Despite the recent announcement of a joint rescue package for the Irish government from the European Central Bank and the International Monetary Fund, investors seem convinced that sovereign solvency concerns will persist across Europe. We agree. We also believe that fiscal austerity will create a difficult business climate in the most financially stretched countries, which are primarily developed markets. For that reason, the one noteworthy overweight in the portfolio is to emerging markets. We still find emerging markets attractive on a secular basis due to their faster economic growth, lower vulnerability to financial dislocations, and less-intrusive government policies compared with developed markets.

Jeff, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Jim Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, signed into law by President Obama on December 17, 2010, represents the most significant tax bill in a decade. The new tax deal broadly extends the Bush-era tax cuts through 2012 and comes at a fragile time for the U.S. economy. The law preserves existing tax rates on ordinary income, qualified dividends, and long-term capital gains through 2012. The law also prevents an additional 20 million taxpayers from being subject to the alternative minimum tax (AMT). Key incentives for businesses include 100% expense write-off for new business equipment in 2011 (50% in 2012) and an extension of the research and development tax credit through 2011. In addition to the tax-related provisions, a centerpiece of the legislation extends certain unemployment benefits through the end of 2011.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/10

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	55.92%	46.95%	55.92%
Annual average	27.06	23.06	27.06

1 year	11.29	4.93	11.21

6 months	11.19	4.82	11.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A shares reflect a maximum 5.75% load. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund had expense limitations, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 11/30/10

		Asset Allocation:	Lipper Multi-Cap Growth
	Russell 3000 Index	Equity Custom Index	Funds category average*

Life of fund	53.27%	55.98%	64.15%
Annual average	25.89	27.08	30.55

1 year	12.63	10.63	17.15

6 months	9.86	11.10	13.45

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 11/30/10, there were 445, 430, and 396 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/10

	Class A		Class Y

Share value	NAV	POP	NAV

5/31/10	$11.53	$12.23	$11.53

11/30/10	12.82	13.60	12.82

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/10

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	65.79%	56.25%	65.93%
Annual average	29.76	25.85	29.81

1 year	15.03	8.44	15.13

6 months	23.70	16.61	23.80

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Total operating expenses for the fiscal year ended 5/31/10*	1.65%	1.40%

Net operating expenses for the fiscal year ended 5/31/10*†	1.34%	1.09%

Annualized expense ratio for the six-month period ended 11/30/10	1.06%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2010, to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.61	$5.61

Ending value (after expenses)	$1,111.90	$1,111.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2010, use the following calculation method. To find the value of your investment on June 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.37	$5.37

Ending value (after expenses)	$1,019.75	$1,019.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Terms and definitions

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Asset Allocation: Equity Custom Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index, and 6% the MSCI Emerging Markets Index.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 11/30/10 (Unaudited)

COMMON STOCKS (88.9%)*	Shares	Value

Advertising and marketing services (0.4%)
Nu Skin Enterprises, Inc. Class A	134	$4,236

Omnicom Group, Inc.	2,748	124,869

ValueClick, Inc. †	369	5,734

		134,839
Aerospace and defense (1.3%)
General Dynamics Corp.	114	7,534

L-3 Communications Holdings, Inc.	1,632	114,779

Lockheed Martin Corp.	1,846	125,602

Raytheon Co.	2,860	132,275

United Technologies Corp.	368	27,699

		407,889
Agriculture (0.1%)
Andersons, Inc. (The)	478	15,449

Austevoll Seafood ASA (Norway)	745	5,311

HQ Sustainable Maritime Industries, Inc. †	287	1,263

Pescanova SA (Spain)	162	5,077

		27,100
Airlines (0.8%)
Aeroflot — Russian Airlines OJSC (Russia)	9,708	24,561

Alaska Air Group, Inc. †	168	9,240

Copa Holdings SA Class A (Panama)	300	16,731

Qantas Airways, Ltd. (Australia) †	26,462	66,691

Republic Airways Holdings, Inc. †	580	4,501

United Continental Holdings, Inc. † S	4,289	118,720

US Airways Group, Inc. †	269	3,002

		243,446
Automotive (0.9%)
Ford Otomotiv Sanayi AS (Turkey)	2,445	21,136

Kia Motors Corp. (South Korea)	1,010	42,572

NGK Spark Plug Co., Ltd. (Japan)	1,000	14,398

Peugeot SA (France) †	2,038	76,143

Sinotruk Hong Kong, Ltd. (China)	35,000	36,848

Suzuki Motor Corp. (Japan)	1,900	45,988

Tesla Motors, Inc. †	89	3,144

Tofas Turk Otomobil Fabrikasi AS (Turkey)	3,300	17,292

Valeo SA (France) †	594	29,831

Volkswagen AG (Preference) (Germany)	43	6,925

		294,277
Banking (5.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	4,541	98,601

Banca Intesa SpA RSP (Italy)	7,541	16,177

Banca Monte dei Paschi di Siena SpA (Italy) †	15,686	16,825

Banco Bradesco SA ADR (Brazil)	4,547	91,213

Banco Latinoamericano de Exportaciones SA Class E (Panama)	672	10,913

Banco Popolare SC (Italy)	5,595	23,164

Bank of America Corp.	7,939	86,932

Bank of the Ozarks, Inc.	237	8,980

COMMON STOCKS (88.9%)* cont.	Shares	Value

Banking cont.
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Indonesia) †	214,500	$34,424

Barclays PLC (United Kingdom)	17,894	71,370

BNP Paribas SA (France)	1,125	66,736

Chuo Mitsui Trust Holdings, Inc. (Japan)	10,000	35,276

Citigroup, Inc. †	10,997	46,187

Danske Bank A/S (Denmark) †	1,985	49,340

Fifth Third Bancorp	4,090	48,876

Financial Institutions, Inc.	280	5,110

First Bancorp	213	3,086

First Financial Bancorp	324	5,352

Flushing Financial Corp.	480	6,432

Grupo Financiero Banorte SA de CV (Mexico)	5,202	22,607

HSBC Holdings PLC (London Exchange) (United Kingdom)	1,442	14,557

Hudson City Bancorp, Inc.	8,535	96,872

Huntington Bancshares, Inc.	6,629	38,680

ICICI Bank, Ltd. (India)	1,744	43,301

Industrial & Commercial Bank of China (Rights) (China) † F	5,940	1,951

Industrial & Commercial Bank of China (China)	128,000	99,325

International Bancshares Corp.	340	5,848

Intesa Sanpaolo SpA (Italy)	29,538	77,044

JPMorgan Chase & Co.	3,310	123,728

Kasikornbank PCL NVDR (Thailand)	6,000	23,642

Lloyds Banking Group PLC (United Kingdom) †	92,174	86,703

Mediobanca SpA (Italy)	3,617	29,832

Merchants Bancshares, Inc.	131	3,567

Park National Corp.	44	2,973

PNC Financial Services Group, Inc.	2,461	132,525

Republic Bancorp, Inc. Class A	102	2,092

Sberbank OJSC (Russia)	29,448	93,792

Southside Bancshares, Inc.	249	5,209

UniCredito Italiano SpA (Italy)	22,436	43,518

Wells Fargo & Co.	3,621	98,527

Westpac Banking Corp. (Australia)	2,187	44,765

Wilshire Bancorp, Inc.	373	2,641

		1,818,693
Basic materials (0.2%)
African Rainbow Minerals, Ltd. (South Africa)	729	19,179

AMCOL International Corp.	232	6,480

Avalon Rare Metals, Inc. (Canada) †	662	2,311

Canada Lithium Corp. (Canada) †	2,411	2,797

China Rare Earth Holdings, Ltd. (China) †	4,000	1,734

Extract Resources, Ltd. (Australia) †	127	1,058

Galaxy Resources, Ltd. (Australia) †	974	1,323

Great Western Minerals Group, Ltd. (Canada) †	3,000	1,170

Lynas Corp., Ltd. (Australia) †	2,777	4,178

Neo Material Technologies, Inc. (Canada) †	300	2,132

Orocobre, Ltd. (Australia) †	637	1,817

COMMON STOCKS (88.9%)* cont.	Shares	Value

Basic materials cont.
Paladin Energy, Ltd. (Australia) †	421	$1,977

PT Borneo Lumbung Energi & Metal Tbk (Indonesia) †	64,000	8,289

STR Holdings, Inc. †	137	2,459

		56,904
Beverage (1.2%)
Akasha Wira International Tbk PT (Indonesia) †	5,500	1,069

Coca-Cola Co. (The)	1,813	114,527

Coca-Cola Hellenic Bottling Co. SA (Greece)	961	24,566

Dr. Pepper Snapple Group, Inc.	3,302	120,952

Heckmann Corp. †	1,351	5,228

Heineken Holding NV (Netherlands)	502	20,248

PepsiCo, Inc.	1,277	82,533

		369,123
Biotechnology (0.7%)
Affymetrix, Inc. †	152	632

AMAG Pharmaceuticals, Inc. †	231	3,624

Amylin Pharmaceuticals, Inc. †	142	1,820

Auxilium Pharmaceuticals, Inc. †	90	1,704

BioInvent International AB (Sweden) †	247	897

BioMarin Pharmaceuticals, Inc. †	137	3,710

Celera Corp. †	179	1,015

Complete Genomics, Inc. †	125	969

Compugen, Ltd. (Israel) †	243	921

Cubist Pharmaceuticals, Inc. †	135	2,931

Enzo Biochem, Inc. †	198	871

Enzon Pharmaceuticals, Inc. †	412	4,581

Genomic Health, Inc. †	62	1,144

Gilead Sciences, Inc. †	4,110	150,015

Harvard Bioscience, Inc. †	307	1,203

Human Genome Sciences, Inc. †	59	1,447

Illumina, Inc. †	60	3,607

Ironwood Pharmaceuticals, Inc. †	178	1,903

Martek Biosciences Corp. †	329	7,238

Momenta Pharmaceuticals, Inc. † S	121	1,845

Nanosphere, Inc. †	271	1,417

Pacific Biosciences of California, Inc. †	72	907

QIAGEN NV (Netherlands) †	106	1,940

Sequenom, Inc. †	199	1,367

United Therapeutics Corp. †	92	5,790

Vanda Pharmaceuticals, Inc. †	308	2,482

Viropharma, Inc. †	594	9,177

		215,157
Broadcasting (0.3%)
DG FastChannel, Inc. †	124	3,129

EchoStar Corp. Class A †	849	17,124

Knology, Inc. †	239	3,678

M6-Metropole Television (France)	468	10,179

COMMON STOCKS (88.9%)* cont.	Shares	Value

Broadcasting cont.
Mediaset SpA (Italy)	11,000	$60,996

Sinclair Broadcast Group, Inc. Class A †	477	3,697

		98,803
Building materials (—%)
Geberit International AG (Switzerland)	48	9,698

		9,698
Cable television (0.8%)
DIRECTV Class A †	3,424	142,199

HSN, Inc. †	161	4,564

IAC/InterActiveCorp. †	3,687	103,826

		250,589
Chemicals (2.6%)
Albemarle Corp.	1,421	76,862

Cytec Industries, Inc.	911	43,573

Ferro Corp. †	907	12,943

FMC Corp.	28	2,179

Formosa Chemicals & Fibre Corp. (Taiwan)	7,000	20,690

Hawkins, Inc.	87	3,787

Innophos Holdings, Inc.	220	7,493

International Flavors & Fragrances, Inc.	1,168	61,343

Koninklijke DSM NV (Netherlands)	537	26,284

Koppers Holdings, Inc.	388	11,097

Lubrizol Corp. (The)	774	80,929

Mexichem SAB de CV (Mexico)	5,800	19,865

Minerals Technologies, Inc.	253	15,393

Mitsui Chemicals, Inc. (Japan)	23,000	70,412

NewMarket Corp.	35	4,403

Nitto Denko Corp. (Japan)	2,100	87,269

OCI Co., Ltd. (South Korea)	85	22,203

OM Group, Inc. †	408	15,341

Petronas Chemicals Group Bhd (Malaysia) †	3,500	5,912

PPG Industries, Inc.	1,426	111,171

Quaker Chemical Corp.	83	3,152

Rockwood Holdings, Inc. †	62	2,367

Sigma-Aldrich Corp.	50	3,161

Silvinit OJSC (Russia) †	29	23,970

Sociedad Quimica y Minera de Chile SA ADR (Chile)	43	2,181

Stepan, Co.	58	4,092

TSRC Corp. (Taiwan)	16,000	30,339

W.R. Grace & Co. †	799	26,743

Yara International ASA (Norway)	350	16,691

		811,845
Coal (1.1%)
Alpha Natural Resources, Inc. †	26	1,289

China Coal Energy Co. (China)	1,000	1,575

China Shenhua Energy Co., Ltd. (China)	8,000	33,503

Cloud Peak Energy, Inc. †	155	3,250

CONSOL Energy, Inc.	56	2,350

James River Coal Co. †	488	9,711

COMMON STOCKS (88.9%)* cont.	Shares	Value

Coal cont.
Massey Energy Co.	28	$1,375

Peabody Energy Corp.	2,764	162,551

PT Adaro Energy Tbk (Indonesia)	110,500	28,389

SouthGobi Resources, Ltd. (Canada) †	100	1,152

Walter Energy, Inc.	882	90,528

		335,673
Commercial and consumer services (1.6%)
Alliance Data Systems Corp. †	87	5,488

Bunzl PLC (United Kingdom)	1,284	14,025

Compass Group PLC (United Kingdom)	1,342	11,608

Deluxe Corp.	365	7,734

Dun & Bradstreet Corp. (The)	1,177	88,675

Emergency Medical Services Corp. Class A †	58	2,873

Expedia, Inc.	2,735	72,013

EZCORP, Inc. Class A †	478	12,026

Great Lakes Dredge & Dock Corp.	791	6,075

Imperial Holdings, Ltd. (South Africa)	897	15,486

Landauer, Inc.	38	2,493

Moody’s Corp.	3,118	83,656

Randstad Holding NV (Netherlands) †	132	6,055

Sotheby’s Holdings, Inc. Class A	80	3,209

Swire Pacific, Ltd. (Hong Kong)	5,500	84,500

Synergy Co. (Russia) †	1,195	47,203

Team, Inc. †	113	2,301

TNS, Inc. †	345	6,631

Wheelock and Co., Ltd. (Hong Kong)	4,000	14,328

		486,379
Communications equipment (1.1%)
Cisco Systems, Inc. †	7,066	135,385

F5 Networks, Inc. †	301	39,696

Harris Corp.	2,878	127,323

Netgear, Inc. †	127	4,036

Plantronics, Inc.	244	8,728

Qualcomm, Inc.	780	36,457

		351,625
Components (0.1%)
Young Fast Optoelectronics Co., Ltd. (Taiwan)	2,000	21,663

		21,663
Computers (5.3%)
Anixter International, Inc.	224	12,515

Apple, Inc. †	1,105	343,821

Black Box Corp.	207	7,417

Brocade Communications Systems, Inc. †	1,033	5,144

Checkpoint Systems, Inc. †	464	8,324

China Water Industry Group, Ltd. (Hong Kong) †	76,000	1,222

Dell, Inc. †	7,273	96,149

EMC Corp. †	1,516	32,579

F-Secure OYJ (Finland)	710	1,847

Fortinet, Inc. †	518	16,509

COMMON STOCKS (88.9%)* cont.	Shares	Value

Computers cont.
Fujitsu, Ltd. (Japan)	13,000	$83,481

Hewlett-Packard Co.	6,259	262,440

Hitachi, Ltd. (Japan)	16,000	75,764

IBM Corp.	1,412	199,742

Ixia †	382	6,059

Lexmark International, Inc. Class A †	218	7,900

Magma Design Automation, Inc. †	778	3,221

Monotype Imaging Holdings, Inc. †	256	2,867

NCI, Inc. †	157	3,449

NetApp, Inc. †	548	27,910

NetSuite, Inc. †	518	12,857

Polycom, Inc. †	412	15,246

Progress Software Corp. †	109	4,204

Quantum Corp. †	2,657	9,645

Quest Software, Inc. †	1,022	25,857

Riverbed Technology, Inc. †	90	3,052

Seagate Technology †	7,394	99,154

SMART Modular Technologies (WWH), Inc. †	1,114	6,238

Synchronoss Technologies, Inc. †	163	4,236

TeleCommunication Systems, Inc. Class A †	987	4,599

Teradata Corp. †	3,839	157,745

VeriFone Systems, Inc. †	161	5,595

Western Digital Corp. †	1,580	52,930

Wistron Corp. (Taiwan)	16,000	32,231

Xyratex, Ltd. (United Kingdom) †	798	12,193

		1,644,142
Conglomerates (1.7%)
3M Co.	242	20,323

General Electric Co.	10,493	166,104

Honeywell International, Inc.	3,514	174,681

Marubeni Corp. (Japan)	1,000	6,494

Mitsui & Co., Ltd. (Japan)	5,600	87,528

SPX Corp.	1,296	85,121

		540,251
Construction (0.5%)
BBMG Corp. (China)	8,000	11,485

Broadwind Energy, Inc. †	1,313	2,508

China National Building Material Co., Ltd. (China)	10,000	22,928

China National Materials Co., Ltd. (China)	32,000	30,880

China Shanshui Cement Group, Ltd. (China)	20,000	16,249

Fletcher Building, Ltd. (New Zealand)	4,489	26,491

Insituform Technologies, Inc. †	297	6,576

Layne Christensen Co. †	155	5,110

Siam Cement PCL NVDR (Thailand)	2,000	21,906

		144,133
Consumer (—%)
Helen of Troy, Ltd. (Bermuda) †	247	5,834

		5,834

COMMON STOCKS (88.9%)* cont.	Shares	Value

Consumer finance (1.1%)
African Bank Investments, Ltd. (South Africa)	7,783	$38,534

American Express Co.	3,879	167,650

Cardtronics, Inc. †	243	4,107

Dollar Financial Corp. †	290	7,592

Nelnet, Inc. Class A	575	12,276

SLM Corp. †	9,965	115,096

World Acceptance Corp. †	142	6,257

		351,512
Consumer goods (2.2%)
Energizer Holdings, Inc. †	82	5,772

Estee Lauder Cos., Inc. (The) Class A	1,896	142,048

Inter Parfums, Inc.	235	4,291

Kao Corp. (Japan)	1,100	27,611

Kimberly-Clark Corp.	2,278	140,985

National Presto Industries, Inc.	39	4,528

Prestige Brands Holdings, Inc. †	701	8,251

Procter & Gamble Co. (The)	2,939	179,485

Reckitt Benckiser Group PLC (United Kingdom)	1,407	74,489

Revlon, Inc. Class A †	240	2,381

Unilever NV (Netherlands)	3,134	88,594

		678,435
Consumer services (0.1%)
Avis Budget Group, Inc. †	1,421	18,885

Itron, Inc. †	185	10,502

SRA International, Inc. Class A †	303	5,945

WebMD Health Corp. †	48	2,464

		37,796
Containers (—%)
Graham Packaging Co., Inc. †	480	6,048

		6,048
Distribution (0.9%)
Beijing Enterprises Water Group, Ltd. (Hong Kong) †	12,000	4,158

Core-Mark Holding Co., Inc. †	128	4,634

Genuine Parts Co.	1,790	86,171

W.W. Grainger, Inc.	977	122,057

Wolseley PLC (United Kingdom) †	2,800	74,816

		291,836
Electric utilities (2.7%)
Alliant Energy Corp.	902	32,752

Ameren Corp.	861	24,728

Ameresco, Inc. Class A †	192	2,486

BKW FMB Energie AG (Switzerland)	47	3,033

Chubu Electric Power, Inc. (Japan)	300	7,096

CMS Energy Corp.	1,709	30,711

DPL, Inc.	1,899	48,102

EDF (France)	91	3,804

Enel SpA (Italy)	17,023	80,166

Energias de Portugal (EDP) SA (Portugal)	19,520	62,570

Energy Development Corp. (Philippines)	28,800	3,657

COMMON STOCKS (88.9%)* cont.	Shares	Value

Electric utilities cont.
EnerNOC, Inc. †	86	$2,110

Entergy Corp.	874	62,264

Exelon Corp.	3,484	137,165

FirstEnergy Corp.	3,090	108,490

Hokkaido Electric Power Co., Inc. (Japan)	100	1,983

Hokuriku Electric Power Co. (Japan)	100	2,419

Huaneng Power International, Inc. (China)	2,000	1,075

Kansai Electric Power, Inc. (Japan)	200	4,812

Kyushu Electric Power Co., Inc. (Japan)	200	4,439

NextEra Energy, Inc.	167	8,454

Public Power Corp. SA (Greece)	748	10,412

Red Electrica Corp. SA (Spain)	1,698	74,408

Shikoku Electric Power Co., Inc. (Japan)	100	2,910

TECO Energy, Inc.	5,398	90,417

Westar Energy, Inc.	1,243	30,963

		841,426
Electrical equipment (1.2%)
Bharat Heavy Electricals, Ltd. (India)	391	18,786

Capstone Turbine Corp. †	2,084	1,630

China High Speed Transmission Equipment Group Co., Ltd. (China)	8,000	14,580

Emerson Electric Co.	3,108	171,158

Energy Conversion Devices, Inc. †	281	1,262

Gamesa Corp Tecnologica SA (Spain) †	276	1,846

GrafTech International, Ltd. †	213	4,175

Harbin Electric, Inc. (China) †	163	2,654

Legrand SA (France)	615	23,526

Mitsubishi Electric Corp. (Japan)	9,000	89,222

Powell Industries, Inc. †	106	3,729

Satcon Technology Corp. †	800	2,824

SeenTec Co., Ltd. (South Korea)	1,886	19,255

SMA Solar Technology AG (Germany)	15	1,307

Sunpower Corp. Class A †	215	2,507

Trony Solar Holdings Co., Ltd. (China) †	3,000	2,063

Yingli Green Energy Holding Co., Ltd. ADR (China) † S	1,602	15,780

		376,304
Electronics (2.9%)
A123 Systems, Inc. † S	338	2,599

Advanced Battery Technologies, Inc. †	501	1,894

Advanced Micro Devices, Inc. †	5,850	42,647

Agilent Technologies, Inc. †	65	2,276

Analog Devices, Inc.	1,694	60,239

Badger Meter, Inc.	165	6,999

BYD Co., Ltd. (China)	1,000	6,012

Cavium Networks, Inc. †	248	9,125

China BAK Battery, Inc. (China) †	633	1,190

DDi Corp.	241	2,528

Elster Group SE ADR (Germany) †	407	6,443

COMMON STOCKS (88.9%)* cont.	Shares	Value

Electronics cont.
Ener1, Inc. †	597	$2,597

EnerSys †	418	12,619

Entropic Communications, Inc. †	494	4,416

Fairchild Semiconductor Intl., Inc. †	953	13,390

FEI Co. †	1,101	26,204

Greatbatch, Inc. †	144	3,155

Hon Hai Precision Industry Co., Ltd. (Taiwan)	15,000	53,244

Hynix Semiconductor, Inc. (South Korea) †	970	19,625

Integrated Silicon Solutions, Inc. †	530	4,235

Intel Corp.	4,867	102,791

LDK Solar Co., Ltd. ADR (China) † S	255	2,550

LG Display Co., Ltd. (South Korea)	930	31,636

MediaTek, Inc. (Taiwan)	1,000	12,793

MEMC Electronic Materials, Inc. †	257	2,973

Motech Industries, Inc. (Taiwan)	1,009	3,715

NVE Corp. †	96	4,895

Pegatron Corp. (Taiwan) †	14,000	19,136

QLogic Corp. †	5,815	104,030

Radiant Opto-Electronics Corp. (Taiwan)	15,000	26,062

Renesola, Ltd. ADR (China) †	235	1,934

Saft Groupe SA (France)	46	1,454

Samsung Electronics Co., Ltd. (South Korea)	133	94,590

SanDisk Corp. †	2,516	112,214

Silicon Laboratories, Inc. †	747	31,733

Simplo Technology Co., Ltd. (Taiwan)	1,100	7,117

Skyworks Solutions, Inc. †	218	5,548

Spectrum Control, Inc. †	202	3,085

TTM Technologies, Inc. †	945	12,526

Ultralife Batteries, Inc. †	174	1,089

Valence Technology, Inc. † S	1,616	2,149

Watts Water Technologies, Inc. Class A	243	7,910

Woongjin Energy Co., Ltd. (South Korea) †	1,470	23,152

		896,519
Energy (oil field) (2.1%)
Cal Dive International, Inc. †	479	2,563

Cameron International Corp. †	3,094	148,852

Compagnie Generale de Geophysique-Veritas (France) †	1,795	41,658

Complete Production Services, Inc. †	319	9,076

Eurasia Drilling Co., Ltd. GDR (Russia)	571	17,701

Halliburton Co.	4,819	182,351

Helix Energy Solutions Group, Inc. †	727	10,200

Oceaneering International, Inc. †	1,716	118,576

Petrofac, Ltd. (United Kingdom)	897	19,428

Saipem SpA (Italy)	1,448	60,392

Schlumberger, Ltd.	549	42,460

TETRA Technologies, Inc. †	330	3,630

Tidewater, Inc.	172	8,443

		665,330

COMMON STOCKS (88.9%)* cont.	Shares	Value

Energy (other) (0.3%)
Amyris, Inc. †	87	$1,790

Areva SA (France)	8	3,371

Ballard Power Systems, Inc. (Canada) † S	983	1,298

Canadian Solar, Inc. (Canada) †	106	1,380

China Sunergy Co., Ltd. ADR (China) †	192	837

China WindPower Group, Ltd. (China) †	320,000	32,582

Covanta Holding Corp.	292	4,590

E-Ton Solar Tech Co., Ltd. (Taiwan) †	1,000	1,233

EDP Renovaveis SA (Spain) †	338	1,634

Enel Green Power SpA (Italy) †	1,264	2,499

Evergreen Solar, Inc. † S	1,480	1,151

Fersa Energias Renovables SA (Spain)	734	1,031

First Solar, Inc. †	36	4,423

FuelCell Energy, Inc. †	1,108	1,252

GCL Poly Energy Holdings, Ltd. (Hong Kong) †	12,000	3,884

Gintech Energy Corp. (Taiwan)	1,009	2,767

Green Plains Renewable Energy, Inc. †	678	7,444

GT Solar International, Inc. †	269	1,800

Gushan Environmental Energy, Ltd. ADR (China) †	326	1,232

Headwaters, Inc. †	490	1,906

Iberdrola Renovables SA (Spain)	770	2,265

Innergex Renewable Energy, Inc. (Canada)	300	2,793

JA Solar Holdings Co., Ltd. ADR (China) †	327	2,266

Magma Energy Corp. (Canada) †	1,298	1,810

Nordex AG (Germany) †	154	925

Ram Power Corp. (Canada) †	906	1,979

Solarfun Power Holdings Co., Ltd. ADR (China) †	187	1,554

Suzlon Energy, Ltd. (India) †	1,984	2,065

Trina Solar, Ltd. ADR (China) †	120	2,678

		96,439
Engineering and construction (0.5%)
Abengoa SA (Spain)	64	1,303

Daelim Industrial Co., Ltd. (South Korea)	298	27,844

EMCOR Group, Inc. †	302	8,094

SembCorp Industries, Ltd. (Singapore)	7,000	25,587

Shaw Group, Inc. †	2,297	73,619

Singapore Technologies Engineering, Ltd. (Singapore)	7,000	17,304

		153,751
Entertainment (—%)
Cinemark Holdings, Inc.	192	3,370

National CineMedia, Inc.	159	2,967

		6,337
Environmental (0.4%)
Bio-Treat Technology, Ltd. (Rights) (China) †	30,000	114

Bio-Treat Technology, Ltd. (China) †	30,000	1,135

BWT AG (Austria)	40	1,028

Duoyuan Global Water, Inc. ADR (China) †	482	6,030

Energy Recovery, Inc. †	694	2,311

COMMON STOCKS (88.9%)* cont.	Shares	Value

Environmental cont.
Epure International, Ltd. (China) †	9,000	$5,444

Fuel Tech, Inc. †	231	1,689

Hyflux, Ltd. (Singapore)	2,279	5,444

Kurita Water Industries, Ltd. (Japan)	400	11,462

Met-Pro Corp.	171	1,886

Nalco Holding Co.	2,423	71,285

Sinomem Technology, Ltd. (Singapore)	3,000	1,079

Tetra Tech, Inc. †	201	4,645

Tianjin Capital Environmental Protection Group Co., Ltd. (China)	6,000	2,161

Tri-Tech Holding, Inc. (China) †	226	2,423

Xinjiang Tianye Water Saving Irrigation System Co., Ltd. (Hong Kong) †	8,000	1,232

		119,368
Financial (1.1%)
AerCap Holdings NV (Netherlands) †	1,684	21,875

Assurant, Inc.	2,128	75,055

BM&F Bovespa SA (Brazil)	3,089	23,515

Broadridge Financial Solutions, Inc.	4,074	83,884

KKR & Co. LP	998	12,555

Nasdaq OMX Group, Inc. (The) †	5,378	115,412

		332,296
Food (1.1%)
Associated British Foods PLC (United Kingdom)	2,327	38,444

Cermaq ASA (Norway) †	670	8,915

China Power New Energy Development Co., Ltd. (China) †	344,000	31,833

Cosan SA Industria e Comercio (Brazil)	2,003	30,671

Cosan, Ltd. Class A (Brazil)	362	4,619

Hershey Co. (The)	2,422	113,350

Kerry Group PLC Class A (Ireland)	545	17,548

Leroy Seafood Group ASA (Norway)	174	4,771

Marine Harvest (Norway)	18,252	16,999

MEIJI Holdings Co., Ltd. (Japan)	400	17,411

Nestle SA (Switzerland)	293	15,931

Nippon Meat Packers, Inc. (Japan)	3,000	35,910

Nutreco Holding NV (Netherlands)	45	3,167

SunOpta, Inc. (Canada) †	418	2,897

Unilever PLC (United Kingdom)	183	5,064

		347,530
Forest products and packaging (0.7%)
Boise, Inc. †	671	4,932

China Everbright International, Ltd. (Hong Kong)	15,000	8,354

Clearwater Paper Corp. †	78	6,279

KapStone Paper and Packaging Corp. †	611	8,994

MeadWestvaco Corp.	2,442	60,659

Neenah Paper, Inc.	228	4,200

Rayonier, Inc. R	2,058	104,876

Rock-Tenn Co. Class A	175	9,466

		207,760

COMMON STOCKS (88.9%)* cont.	Shares	Value

Gaming and lottery (0.1%)
Bally Technologies, Inc. †	130	$5,092

OPAP SA (Greece)	1,368	22,067

		27,159
Health-care services (2.6%)
Aetna, Inc.	2,992	88,623

Amedisys, Inc. †	144	4,087

AmerisourceBergen Corp.	2,362	72,868

AmSurg Corp. †	150	2,757

Bio-Rad Laboratories, Inc. Class A †	19	1,774

Cardinal Health, Inc.	2,556	90,942

Charles River Laboratories International, Inc. †	45	1,469

Continucare Corp. †	686	3,238

Gentiva Health Services, Inc. †	227	5,216

Health Management Associates, Inc. Class A †	1,074	9,569

Health Net, Inc. †	1,458	39,366

HealthSouth Corp. †	314	5,652

HealthSpring, Inc. †	302	8,103

Healthways, Inc. †	279	2,692

Humana, Inc. †	1,386	77,671

Kindred Healthcare, Inc. †	222	3,583

Laboratory Corp. of America Holdings †	866	71,038

LHC Group, Inc. †	94	2,486

Lincare Holdings, Inc.	325	8,369

Magellan Health Services, Inc. †	177	8,620

Medco Health Solutions, Inc. †	2,307	141,465

Providence Service Corp. (The) †	181	3,043

Sciclone Pharmaceuticals, Inc. †	550	2,057

Suzuken Co., Ltd. (Japan)	600	17,543

UnitedHealth Group, Inc.	4,033	147,285

WellCare Health Plans, Inc. †	148	4,166

		823,682
Homebuilding (—%)
Standard Pacific Corp. †	766	2,727

		2,727
Household furniture and appliances (0.5%)
Electrolux AB Class B (Sweden)	1,183	28,144

La-Z-Boy, Inc. †	645	4,857

M Video OJSC (Russia) †	3,898	31,769

Select Comfort Corp. †	709	6,232

Tempur-Pedic International, Inc. †	88	3,090

Whirlpool Corp.	925	67,525

		141,617
Industrial (—%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	1,044	11,348

		11,348
Insurance (2.2%)
Ageas (Belgium)	4,505	10,315

Allied World Assurance Co.	1,637	96,132

American Equity Investment Life Holding Co.	1,273	13,978

COMMON STOCKS (88.9%)* cont.	Shares	Value

Insurance cont.
American Financial Group, Inc.	230	$7,077

American Safety Insurance Holdings, Ltd. †	350	6,906

Arch Capital Group, Ltd. †	234	21,130

Aspen Insurance Holdings, Ltd.	218	6,300

Assicurazioni Generali SpA (Italy)	3,222	56,585

Assured Guaranty, Ltd. (Bermuda)	1,777	30,227

Berkshire Hathaway, Inc. Class B †	1,386	110,436

CNA Surety Corp. †	177	4,160

CNO Financial Group, Inc. †	740	4,329

Endurance Specialty Holdings, Ltd. (Bermuda)	1,665	73,443

Flagstone Reinsurance Holdings SA (Luxembourg)	526	6,023

Hartford Financial Services Group, Inc. (The)	2,346	52,222

Maiden Holdings, Ltd. (Bermuda)	469	3,532

Ping An Insurance (Group) Co. of China, Ltd. (China)	3,500	40,228

Platinum Underwriters Holdings, Ltd. (Bermuda)	128	5,533

Protective Life Corp.	218	5,127

RenaissanceRe Holdings, Ltd.	505	30,441

Swiss Life Holding AG (Switzerland) †	343	38,189

Tokio Marine Holdings, Inc. (Japan)	2,500	70,619

Universal Insurance Holdings, Inc.	649	3,161

		696,093
Investment banking/Brokerage (1.0%)
3i Group PLC (United Kingdom)	3,059	14,213

Affiliated Managers Group †	1,611	140,818

Credit Suisse Group (Switzerland)	1,239	45,744

Delek Group, Ltd. (Israel)	72	18,827

E*Trade Financial Corp. †	525	7,744

Evercore Partners, Inc. Class A	112	3,380

Goldman Sachs Group, Inc. (The)	260	40,596

Kinnevik Investment AB Class B (Sweden)	1,637	32,345

Resolution, Ltd. (Guernsey)	428	1,408

Uranium Participation Corp. (Canada) †	169	1,366

		306,441
Machinery (1.2%)
Alamo Group, Inc.	281	7,196

Altra Holdings, Inc. †	441	7,400

Applied Industrial Technologies, Inc.	372	11,115

BHI Co., Ltd. (South Korea)	1,030	20,630

China High Precision Automation Group, Ltd. (China) †	13,000	9,161

China Valves Technology, Inc. (China) †	396	4,004

Doosan Heavy Industries and Construction Co., Ltd.
(South Korea)	377	26,230

DXP Enterprises, Inc. †	208	4,476

Franklin Electric Co., Inc.	144	5,603

GLV, Inc. Class A (Canada) †	136	895

Gorman-Rupp Co. (The)	45	1,338

Joy Global, Inc.	19	1,450

Lindsay Corp.	106	6,258

COMMON STOCKS (88.9%)* cont.	Shares	Value

Machinery cont.
NACCO Industries, Inc. Class A	28	$2,593

Parker Hannifin Corp.	1,834	147,142

Raser Technologies, Inc. †	3,154	552

Regal-Beloit Corp.	1,169	71,309

Samsung Heavy Industries Co., Ltd. (South Korea)	840	24,010

Timken Co.	131	5,706

		357,068
Manufacturing (1.1%)
AZZ, Inc.	91	3,392

Dover Corp.	2,405	131,818

EnPro Industries, Inc. †	119	4,361

Exide Technologies †	377	3,084

Flowserve Corp.	104	10,968

JinkoSolar Holding Co., Ltd. ADR (China) †	84	1,929

John Bean Technologies Corp.	295	5,443

LSB Industries, Inc. †	203	4,681

Mueller Water Products, Inc. Class A	1,786	6,287

Pentair, Inc.	311	10,232

Polypore International, Inc. †	117	3,718

SKF AB Class B (Sweden)	2,944	78,635

Smith (A.O.) Corp.	321	12,651

Standex International Corp.	119	3,558

Thomas & Betts Corp. †	393	17,469

TriMas Corp. †	529	10,554

Valmont Industries, Inc.	125	10,108

Xinjiang Goldwind Science & Technology Co., Ltd. (China) †	2,600	6,161

		325,049
Media (1.2%)
Interpublic Group of Companies, Inc. (The) †	7,012	74,678

News Corp. Class A	10,025	136,741

Time Warner, Inc.	4,352	128,340

Walt Disney Co. (The)	841	30,705

		370,464
Medical technology (0.7%)
Alliance HealthCare Services, Inc. †	543	2,036

Beckman Coulter, Inc.	17	930

Bruker Corp. †	387	5,968

Caliper Life Sciences, Inc. †	157	922

Cepheid, Inc. †	76	1,496

Coloplast A/S Class B (Denmark)	113	15,069

Cooper Companies, Inc. (The)	144	7,704

Gen-Probe, Inc. †	41	2,126

Kensey Nash Corp. †	181	4,912

Kinetic Concepts, Inc. †	261	10,364

Life Technologies Corp. †	60	2,988

Luminex Corp. †	70	1,182

Mettler-Toledo International, Inc. †	20	2,904

OraSure Technologies, Inc. †	675	3,544

COMMON STOCKS (88.9%)* cont.	Shares	Value

Medical technology cont.
Orthovita, Inc. †	1,017	$2,024

Pall Corp.	243	11,001

PerkinElmer, Inc.	83	1,934

Sirona Dental Systems, Inc. †	82	3,099

STAAR Surgical Co. †	635	3,397

Steris Corp.	237	8,155

Techne Corp.	29	1,742

Thermo Fisher Scientific, Inc. †	38	1,933

Waters Corp. †	1,625	124,914

West Pharmaceutical Services, Inc.	73	2,768

Young Innovations, Inc.	127	3,838

		226,950
Metals (2.6%)
AngloGold Ashanti, Ltd. (South Africa)	420	19,437

Arafura Resources, Ltd. (Australia) †	1,928	2,267

BHP Billiton, Ltd. (Australia)	1,744	71,838

Cameco Corp. (Canada)	109	3,953

Century Aluminum Co. †	194	2,686

Coeur d’Alene Mines Corp. †	187	4,553

Contango Ore, Inc. F	9	4

Denison Mines Corp. (Canada) †	418	1,300

Elementos, Ltd. (Australia) †	157	31

Energy Resources of Australia, Ltd. (Australia)	151	1,718

Freeport-McMoRan Copper & Gold, Inc. Class B	1,844	186,834

Grupo Mexico SAB de CV SA Ser. B (Mexico)	7,501	25,540

Hecla Mining Co. †	517	4,958

Horsehead Holding Corp. †	758	8,816

Lithium Corp. †	967	309

Mechel ADR (Russia)	724	17,000

Mitsui Mining & Smelting Co., Ltd. (Japan)	9,000	27,338

Molycorp, Inc. †	252	7,313

Northwest Pipe Co. †	98	2,175

Quest Uranium Corp. (Canada) †	491	2,346

Rare Element Resources, Ltd. (Canada) †	212	2,104

Real Gold Mining, Ltd. (China) †	13,500	24,607

Reliance Steel & Aluminum Co.	124	5,512

Rio Tinto PLC (United Kingdom)	1,383	87,851

Rio Tinto, Ltd. (Australia)	1,191	93,697

Sterlite Industries (India), Ltd. (India)	1,228	4,294

Sterlite Industries (India), Ltd. ADR (India)	1,283	18,180

Tantalus Rare Earths AG (Germany) †	12	377

Tasman Metals, Ltd. (Canada) †	600	1,802

Thompson Creek Metals Co., Inc. (Canada) †	284	3,451

Ucore Rare Metals, Inc. (Canada) †	2,355	1,114

UEX Corp. (Canada) †	380	882

Umicore NV/SA (Belgium)	204	9,702

Uranium One, Inc. (Canada) †	358	1,770

COMMON STOCKS (88.9%)* cont.	Shares	Value

Metals cont.
USEC, Inc. †	229	$1,363

Vale SA ADR (Preference) (Brazil) S	2,344	66,546

Vale SA ADR (Brazil)	2,100	66,528

voestalpine AG (Austria)	945	38,436

Western Lithium Canada Corp. (Canada) †	876	965

		819,597
Miscellaneous (—%)
Silex Systems, Ltd. (Australia) †	152	880

		880
Natural gas utilities (—%)
Toho Gas Co., Ltd. (Japan)	2,000	9,462

		9,462
Office equipment and supplies (0.2%)
ACCO Brands Corp. †	550	3,861

Canon, Inc. (Japan)	1,000	47,077

Societe BIC SA (France)	265	21,484

		72,422
Oil and gas (6.5%)
Athabasca Oil Sands Corp. (Canada) †	274	3,673

Atwood Oceanics, Inc. †	138	4,913

BP PLC (United Kingdom)	5,091	33,766

Caltex Australia, Ltd. (Australia)	2,271	28,652

Canadian Oil Sands Trust (Unit) (Canada)	180	4,898

Chevron Corp.	1,943	157,325

Cimarex Energy Co.	1,676	134,985

CNOOC, Ltd. (China)	15,000	32,407

Connacher Oil and Gas, Ltd. (Canada) †	1,500	1,609

ConocoPhillips	926	55,717

Contango Oil & Gas Co. †	92	5,130

ENI SpA (Italy)	4,582	92,391

Exxon Mobil Corp.	5,954	414,160

Gazprom OAO (Russia) †	4,629	25,325

Gazprom OAO ADR (Russia) †	1,164	25,887

Lukoil OAO ADR (Russia)	1,161	64,203

Murphy Oil Corp.	2,103	141,995

Occidental Petroleum Corp.	289	25,481

Oil States International, Inc. †	93	5,518

Oilsands Quest, Inc. (Canada) †	1,286	579

OPTI Canada, Inc. (Canada) †	1,433	1,006

Patterson-UTI Energy, Inc.	5,714	112,794

Petroleo Brasileiro SA ADR (Brazil)	2,451	79,510

Petroleo Brasileiro SA ADR (Preference) (Brazil)	2,495	73,054

Petroleum Development Corp. †	425	15,139

Petroquest Energy, Inc. †	223	1,545

Rosetta Resources, Inc. †	339	12,143

Royal Dutch Shell PLC Class B (United Kingdom)	1,767	52,497

Sasol, Ltd. ADR (South Africa)	183	8,175

SK Energy Co., Ltd. (South Korea)	130	18,509

Statoil ASA (Norway)	4,242	84,217

COMMON STOCKS (88.9%)* cont.	Shares	Value

Oil and gas cont.
Stone Energy Corp. †	558	$11,528

Suncor Energy, Inc. (Canada)	150	5,042

Sunoco, Inc.	2,957	118,694

Swift Energy Co. †	192	7,006

Unit Corp. †	124	4,956

Vaalco Energy, Inc. †	645	4,767

Valero Energy Corp.	6,995	136,263

W&T Offshore, Inc.	309	5,176

		2,010,635
Pharmaceuticals (4.3%)
Abbott Laboratories	903	41,999

Akorn, Inc. †	618	3,282

Allergan, Inc.	1,916	126,973

AstraZeneca PLC (United Kingdom)	2,304	107,465

Cephalon, Inc. †	1,577	100,124

Endo Pharmaceuticals Holdings, Inc. †	402	14,476

Forest Laboratories, Inc. †	3,837	122,362

GlaxoSmithKline PLC (United Kingdom)	4,995	94,266

Hi-Tech Pharmacal Co., Inc. †	288	6,849

Impax Laboratories, Inc. †	156	2,792

Johnson & Johnson	2,741	168,709

Medicis Pharmaceutical Corp. Class A	388	10,224

Merck & Co., Inc.	2,516	86,727

Novartis AG (Switzerland)	1,111	58,969

Obagi Medical Products, Inc. †	370	4,040

Orion Oyj Class B (Finland)	687	13,969

Par Pharmaceutical Cos., Inc. †	555	19,941

Perrigo Co.	1,564	94,215

Pfizer, Inc.	7,311	119,096

Questcor Pharmaceuticals, Inc. †	438	6,237

Roche Holding AG (Switzerland)	150	20,603

Salix Pharmaceuticals, Ltd. †	106	4,733

Sanofi-Aventis (France)	1,570	95,136

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	387	19,365

		1,342,552
Power producers (0.2%)
Lanco Infratech, Ltd. (India) †	15,827	21,478

NRG Energy, Inc. †	1,842	35,698

Ormat Technologies, Inc.	70	1,876

		59,052
Publishing (0.3%)
R. R. Donnelley & Sons Co.	5,022	79,147

Scholastic Corp.	223	6,266

		85,413
Railroads (0.3%)
Central Japan Railway Co. (Japan)	11	84,851

		84,851

COMMON STOCKS (88.9%)* cont.	Shares	Value

Real estate (1.9%)
Agree Realty Corp. R	212	$5,925

American Capital Agency Corp. R	168	4,926

Annaly Capital Management, Inc. R	6,146	111,796

Anworth Mortgage Asset Corp. R	575	3,991

Ashford Hospitality Trust, Inc. † R	962	9,043

CBL & Associates Properties, Inc. RS	563	9,290

Cheung Kong Holdings, Ltd. (Hong Kong)	1,000	14,730

CommonWealth REIT R	1,371	34,316

Corporacion GEO SAB de CV Ser. B (Mexico) †	9,900	31,880

First Industrial Realty Trust † R	386	2,937

Glimcher Realty Trust R	810	6,626

Hang Lung Group, Ltd. (Hong Kong)	2,000	12,842

Host Marriott Corp. R	3,159	52,060

Huaku Development Co., Ltd. (Taiwan)	13,000	37,368

IMMOFINANZ AG (Austria) †	7,389	26,290

Invesco Mortgage Capital, Inc. R	212	4,787

Lexington Realty Trust R	800	6,280

Liberty Property Trust R	1,176	36,856

LSR Group OJSC GDR (Russia) †	3,829	34,844

LTC Properties, Inc. R	307	8,286

National Health Investors, Inc. R	330	14,520

Omega Healthcare Investors, Inc. R	226	4,771

PDG Realty SA Empreendimentos e Participacoes (Brazil)	9,600	58,184

PS Business Parks, Inc. R	150	7,773

Rossi Residencial SA (Brazil)	2,496	22,058

Saul Centers, Inc. R	111	4,725

Universal Health Realty Income Trust R	74	2,595

Urstadt Biddle Properties, Inc. Class A R	230	4,232

		573,931
Regional Bells (0.9%)
AT&T, Inc.	5,853	162,655

Verizon Communications, Inc.	3,973	127,176

		289,831
Restaurants (0.3%)
AFC Enterprises †	1,078	14,316

CEC Entertainment, Inc. †	135	5,065

DineEquity, Inc. †	110	5,876

Domino’s Pizza, Inc. †	1,277	18,861

McDonald’s Corp.	656	51,365

Papa John’s International, Inc. †	303	7,760

Ruth’s Hospitality Group, Inc. †	482	2,381

		105,624
Retail (6.4%)
Advance Auto Parts, Inc.	1,175	77,538

Aeropostale, Inc. †	354	9,569

Amazon.com, Inc. †	98	17,189

AnnTaylor Stores Corp. †	431	11,598

Best Buy Co., Inc.	3,045	130,082

COMMON STOCKS (88.9%)* cont.	Shares	Value

Retail cont.
Cash America International, Inc.	106	$3,837

Childrens Place Retail Stores, Inc. (The) †	74	3,841

Coach, Inc.	2,613	147,739

Costco Wholesale Corp.	2,547	172,203

Deckers Outdoor Corp. †	192	14,765

Dress Barn, Inc. †	237	5,854

DSW, Inc. Class A †	339	13,255

Foot Locker, Inc.	3,488	65,819

GameStop Corp. Class A † S	2,685	53,485

Genesco, Inc. †	202	7,769

Herbalife, Ltd.	81	5,559

Hyundai Department Store Co., Ltd. (South Korea)	268	27,711

Industria de Diseno Textil (Inditex) SA (Spain)	345	26,058

JD Group, Ltd. (South Africa)	3,675	28,228

JHSF Participacoes SA (Brazil)	15,100	28,451

Jo-Ann Stores, Inc. †	127	6,152

Jos. A. Bank Clothiers, Inc. †	216	9,729

Kenneth Cole Productions, Inc. Class A †	197	2,665

Kingfisher PLC (United Kingdom)	4,927	18,029

Kirkland’s, Inc. †	175	2,091

Koninklijke Ahold NV (Netherlands)	5,780	70,004

Limited Brands, Inc.	3,056	102,896

Next PLC (United Kingdom)	2,416	75,615

OfficeMax, Inc. †	634	10,835

PCD Stores, Ltd. (China) †	80,000	25,252

RadioShack Corp.	144	2,657

Regis Corp.	180	3,208

Ross Stores, Inc.	1,416	91,870

Safeway, Inc.	5,828	133,986

Sears Holdings Corp. †	786	51,483

Shinsegae Co., Ltd. (South Korea)	62	30,324

Sonic Automotive, Inc. †	1,358	16,812

Stage Stores, Inc.	337	5,099

Steven Madden, Ltd. †	305	13,801

SUPERVALU, Inc.	560	5,062

Talbots, Inc. (The) †	832	9,568

Tesco PLC (United Kingdom)	1,157	7,464

TJX Cos., Inc. (The)	2,590	118,130

Toro Co. (The)	110	6,403

Tractor Supply Co.	108	4,587

USANA Health Sciences, Inc. †	54	2,274

Wal-Mart Stores, Inc.	4,943	267,367

Williams-Sonoma, Inc.	1,853	61,649

World Fuel Services Corp.	138	4,154

		2,009,716

COMMON STOCKS (88.9%)* cont.	Shares	Value

Schools (0.1%)
Career Education Corp. †	368	$6,547

ITT Educational Services, Inc. †	122	7,136

Lincoln Educational Services Corp. †	340	4,984

		18,667
Semiconductor (1.3%)
Advanced Semiconductor Engineering Inc. (Taiwan)	20,000	20,626

Applied Materials, Inc.	12,314	153,063

Cypress Semiconductor Corp. †	6,245	97,859

Entegris, Inc. †	851	5,532

FormFactor, Inc. †	637	5,911

Jusung Engineering Co., Ltd. (South Korea) †	1,325	21,036

Macronix International Co., Ltd. (Taiwan)	33,000	19,706

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	15,000	31,144

Teradyne, Inc. †	3,625	42,993

Ultratech, Inc. †	314	5,768

		403,638
Shipping (0.1%)
CAI International, Inc. †	595	12,168

Wabtec Corp.	240	11,095

		23,263
Software (2.7%)
Adobe Systems, Inc. †	525	14,558

Akamai Technologies, Inc. †	555	28,965

Amdocs, Ltd. (United Kingdom) †	1,737	45,162

AsiaInfo-Linkage, Inc. (China) †	1,200	19,980

CA, Inc.	2,604	59,606

Citrix Systems, Inc. †	485	32,214

Concur Technologies, Inc. †	478	24,478

Informatica Corp. †	213	8,793

Intuit, Inc. †	595	26,710

Lawson Software, Inc. †	942	8,092

Mantech International Corp. Class A †	226	9,022

MedAssets, Inc. †	233	4,336

Microsoft Corp.	10,836	273,176

MicroStrategy, Inc. †	106	9,174

Oracle Corp.	2,808	75,928

Symantec Corp. †	951	15,977

TIBCO Software, Inc. †	1,205	23,666

Trend Micro, Inc. (Japan)	300	9,274

VMware, Inc. Class A †	1,745	142,252

Websense, Inc. †	180	3,731

		835,094
Technology (0.5%)
Amkor Technologies, Inc. †	420	2,923

CACI International, Inc. Class A †	116	5,838

ON Semiconductor Corp. †	15,372	125,359

Solarworld AG (Germany)	93	847

Tech Data Corp. †	322	14,191

		149,158

COMMON STOCKS (88.9%)* cont.	Shares	Value

Technology services (1.6%)
Accenture PLC Class A	3,779	$163,706

Acxiom Corp. †	489	8,318

Blue Coat Systems, Inc. †	261	6,943

Check Point Software Technologies, Ltd. (Israel) †	354	15,176

Computershare Ltd. (Australia)	666	6,269

Convergys Corp. †	447	5,762

CSG Systems International, Inc. †	594	11,179

Fair Isaac Corp.	195	4,553

Global Payments, Inc.	384	15,959

Google, Inc. Class A †	303	168,380

Infospace, Inc. †	680	5,250

LivePerson, Inc. †	441	4,260

SAIC, Inc. †	536	8,212

Salesforce.com, Inc. †	225	31,325

Sourcefire, Inc. †	409	11,096

Unisys Corp. †	553	12,503

VeriSign, Inc. †	380	13,038

Zix Corp. †	546	2,097

		494,026
Telecommunications (2.1%)
ADTRAN, Inc.	367	11,428

America Movil SAB de CV ADR Ser. L (Mexico)	493	27,835

American Tower Corp. Class A †	2,860	144,630

Applied Signal Technology, Inc.	157	5,159

Aruba Networks, Inc. †	189	4,007

BT Group PLC (United Kingdom)	29,472	78,014

China Mobile, Ltd. (China)	5,000	49,855

Earthlink, Inc.	352	3,156

France Telecom SA (France)	2,142	43,470

InterDigital, Inc. †	128	4,233

Iridium Communications, Inc. †	858	8,014

j2 Global Communications, Inc. †	156	4,178

Loral Space & Communications, Inc. †	66	4,823

Mobile Telesystems ADR (Russia)	2,190	45,924

NeuStar, Inc. Class A †	283	7,313

NII Holdings, Inc. †	3,224	124,962

PT Telekomunikasi Indonesia Tbk (Indonesia)	16,500	14,636

Tele2 AB Class B (Sweden)	922	18,454

Telecom Corp. of New Zealand, Ltd. (New Zealand)	22,891	36,789

USA Mobility, Inc.	321	5,463

Vonage Holdings Corp. †	639	1,546

		643,889
Telephone (0.3%)
Atlantic Tele-Network, Inc.	91	3,120

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,000	90,557

		93,677
Textiles (0.5%)
Burberry Group PLC (United Kingdom)	3,135	48,620

Maidenform Brands, Inc. †	276	7,573

COMMON STOCKS (88.9%)* cont.	Shares	Value

Textiles cont.
Perry Ellis International, Inc. †	168	$4,571

Phillips-Van Heusen Corp.	86	5,834

UniFirst Corp.	84	4,307

VF Corp.	1,003	83,129

Warnaco Group, Inc. (The) †	202	10,878

		164,912
Tire and rubber (—%)
Cooper Tire & Rubber	304	6,351

		6,351
Tobacco (0.8%)
Alliance One International, Inc. †	1,125	4,365

Japan Tobacco, Inc. (Japan)	9	30,508

Lorillard, Inc.	1,632	129,875

Philip Morris International, Inc.	1,368	77,826

		242,574
Transportation (—%)
TAL International Group, Inc.	233	6,601

		6,601
Transportation services (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	9,000	10,346

HUB Group, Inc. Class A †	244	7,962

TAV Havalimanlari Holding AS (Turkey) †	4,943	23,731

		42,039
Trucks and parts (0.4%)
Aisin Seiki Co., Ltd. (Japan)	2,700	87,597

ArvinMeritor, Inc. †	802	14,316

Fuel Systems Solutions, Inc. †	175	6,048

Hyundai Mobis (South Korea)	96	22,740

Quantum Fuel Systems Technologies Worldwide, Inc. †	3,200	1,660

Tenneco Automotive, Inc. †	125	4,558

Westport Innovations, Inc. (Canada) †	149	2,696

		139,615
Utilities and power (—%)
China Longyuan Power Group Corp. (China) †	6,000	5,562

EDF Energies Nouvelles SA (France)	39	1,460

Infigen Energy (Australia)	3,539	1,939

		8,961
Waste Management (—%)
Calgon Carbon Corp. †	542	7,572

Darling International, Inc. †	287	3,323

EnergySolutions, Inc.	348	1,740

Rentech, Inc. †	1,741	2,159

		14,794
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (Hong Kong)	10,000	3,839

Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	173	7,811

Guangdong Investment, Ltd. (China)	10,000	4,997

Manila Water Co., Inc. (Philippines)	4,800	2,065

Severn Trent PLC (United Kingdom)	361	8,128

		26,840
Total common stocks (cost $23,288,123)		$27,743,413

INVESTMENT COMPANIES (4.7%)*			Shares	Value

Ares Capital Corp.			139	$2,284

BlackRock Kelso Capital Corp.			431	4,832

Financial Select Sector SPDR Fund			8,443	122,086

Harris & Harris Group, Inc. †			2,231	9,772

iPath MSCI India Index ETN			290	20,993

iShares FTSE A50 China Index ETF (China)			14,300	24,028

iShares MSCI EAFE Index Fund			460	24,955

iShares Russell 2000 Growth Index Fund			292	23,783

iShares Russell 2000 Value Index Fund			156	10,305

MCG Capital Corp.			1,904	13,309

Midcap SPDR Trust Series 1			290	44,947

NGP Capital Resources Co.			525	4,746

SPDR S&P 500 ETF Trust			9,709	1,150,322

Total investment companies (cost $1,373,201)				$1,456,362

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Aventine Renewable Energy Holdings, Inc. F	3/15/15	$40.94	19	$—

Total warrants (cost $881)				$—

SHORT-TERM INVESTMENTS (6.0%)*		Principal amount/shares		Value
Putnam Cash Collateral Pool, LLC 0.23% [d]			236,415	$236,415

Putnam Money Market Liquidity Fund 0.19% [e]			1,264,486	1,264,486

U.S. Treasury Bills for an effective yield of 0.24%,
October 20, 2011 #			$218,000	217,607

U.S. Treasury Bills for an effective yield of 0.26%,
March 10, 2011 #			147,000	146,931

Total short-term investments (cost $1,865,322)				$1,865,439

TOTAL INVESTMENTS

Total investments (cost $26,527,527)				$31,065,214

Key to holding’s abbreviations
ADR	American Depositary Receipts
ADS	American Depositary Shares
ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
GDR	Global Depositary Receipts
NVDR	Non-voting Depositary Receipt
OJSC	Open Joint Stock Company
RSP	Risparmio Shares
SPDR	S&P 500 Index Depositary Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2010 through November 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $31,218,400.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $167,257 to cover certain derivatives contracts.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

United States	72.3%	France	1.4%

Japan	3.8	Taiwan	1.1

United Kingdom	3.5	Netherlands	0.8

China	2.1	Switzerland	0.6

Italy	1.8	Sweden	0.5

Brazil	1.8	Hong Kong	0.5

South Korea	1.5	Other	5.4

Russia	1.5	Total	100.0%

Australia	1.4

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,531,031) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	12/15/10	$54,266	$54,446	$180

	Brazilian Real	Buy	12/15/10	1,920	1,923	(3)

	British Pound	Sell	12/15/10	127,359	130,941	3,582

	Canadian Dollar	Sell	12/15/10	296,400	299,612	3,212

	Chilean Peso	Sell	12/15/10	35,852	36,087	235

	Czech Koruna	Buy	12/15/10	22,697	24,631	(1,934)

	Euro	Buy	12/15/10	48,911	52,139	(3,228)

	Japanese Yen	Buy	12/15/10	103,294	106,377	(3,083)

	Mexican Peso	Sell	12/15/10	22,341	22,632	291

	Norwegian Krone	Buy	12/15/10	144,267	152,802	(8,535)

	Singapore Dollar	Sell	12/15/10	45,091	45,682	591

	South Korean Won	Buy	12/15/10	27,129	28,153	(1,024)

	Swedish Krona	Buy	12/15/10	35,884	37,863	(1,979)

	Swiss Franc	Sell	12/15/10	49,950	51,130	1,180

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,531,031) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Taiwan Dollar	Buy	12/15/10	$15,348	$15,428	$(80)

	Turkish Lira	Buy	12/15/10	26,742	28,475	(1,733)

Barclays Bank PLC

	Australian Dollar	Buy	12/15/10	127,132	130,534	(3,402)

	Brazilian Real	Buy	12/15/10	51,312	51,486	(174)

	British Pound	Buy	12/15/10	130,317	133,941	(3,624)

	Canadian Dollar	Buy	12/15/10	54,387	54,628	(241)

	Chilean Peso	Sell	12/15/10	290	292	2

	Czech Koruna	Buy	12/15/10	7,805	8,470	(665)

	Euro	Buy	12/15/10	96,652	103,034	(6,382)

	Hungarian Forint	Buy	12/15/10	15,220	17,034	(1,814)

	Japanese Yen	Sell	12/15/10	393,424	405,209	11,785

	Mexican Peso	Buy	12/15/10	11,355	11,483	(128)

	New Zealand Dollar	Sell	12/15/10	3,344	3,343	(1)

	Norwegian Krone	Sell	12/15/10	163,769	168,772	5,003

	Polish Zloty	Buy	12/15/10	7,942	8,747	(805)

	Singapore Dollar	Sell	12/15/10	32,966	33,687	721

	South Korean Won	Buy	12/15/10	21,102	22,008	(906)

	Swedish Krona	Sell	12/15/10	12,403	17,018	4,615

	Swiss Franc	Buy	12/15/10	91,724	93,019	(1,295)

	Taiwan Dollar	Sell	12/15/10	17,180	17,226	46

	Turkish Lira	Buy	12/15/10	56,803	60,482	(3,679)

Citibank, N.A.

	Australian Dollar	Buy	12/15/10	20,805	21,912	(1,107)

	Brazilian Real	Buy	12/15/10	39,967	40,305	(338)

	British Pound	Sell	12/15/10	13,390	13,771	381

	Canadian Dollar	Sell	12/15/10	8,675	8,767	92

	Chilean Peso	Buy	12/15/10	71,104	71,064	40

	Czech Koruna	Sell	12/15/10	20,705	22,776	2,071

	Danish Krone	Sell	12/15/10	4,765	5,138	373

	Euro	Sell	12/15/10	46,049	46,779	730

	Hong Kong Dollar	Sell	12/15/10	402,837	403,522	685

	Hungarian Forint	Buy	12/15/10	13,857	15,514	(1,657)

	Japanese Yen	Sell	12/15/10	265,239	274,867	9,628

	Mexican Peso	Buy	12/15/10	37,168	37,619	(451)

	New Zealand Dollar	Sell	12/15/10	16,867	17,600	733

	Norwegian Krone	Sell	12/15/10	33,347	35,357	2,010

	Polish Zloty	Sell	12/15/10	3,713	3,675	(38)

	Singapore Dollar	Sell	12/15/10	43,651	44,649	998

	South African Rand	Sell	12/15/10	31,375	32,354	979

	South Korean Won	Buy	12/15/10	11,605	12,045	(440)

	Swedish Krona	Buy	12/15/10	39,472	41,697	(2,225)

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,531,031) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Swiss Franc	Buy	12/15/10	$395,210	$405,292	$(10,082)

	Taiwan Dollar	Buy	12/15/10	8,831	8,858	(27)

	Turkish Lira	Sell	12/15/10	8,427	8,383	(44)

Credit Suisse AG

	Australian Dollar	Buy	12/15/10	76,413	77,660	(1,247)

	British Pound	Buy	12/15/10	688,642	708,305	(19,663)

	Canadian Dollar	Buy	12/15/10	78,169	78,100	69

	Euro	Sell	12/15/10	210,344	223,811	13,467

	Japanese Yen	Buy	12/15/10	450,601	466,976	(16,375)

	Norwegian Krone	Sell	12/15/10	5,915	6,246	331

	South African Rand	Sell	12/15/10	1,674	1,723	49

	Swedish Krona	Buy	12/15/10	63,338	64,197	(859)

	Swiss Franc	Sell	12/15/10	47,457	48,727	1,270

	Turkish Lira	Buy	12/15/10	38,687	41,184	(2,497)

Deutsche Bank AG

	Australian Dollar	Sell	12/15/10	73,537	75,064	1,527

	Brazilian Real	Sell	12/15/10	5,236	5,292	56

	Canadian Dollar	Buy	12/15/10	260,630	263,308	(2,678)

	Chilean Peso	Sell	12/15/10	3,009	3,004	(5)

	Czech Koruna	Buy	12/15/10	15,048	16,328	(1,280)

	Euro	Buy	12/15/10	29,269	31,199	(1,930)

	Hungarian Forint	Buy	12/15/10	3,745	4,093	(348)

	Malaysian Ringgit	Buy	12/15/10	14,857	15,216	(359)

	Mexican Peso	Buy	12/15/10	12,502	12,609	(107)

	New Zealand Dollar	Sell	12/15/10	17,313	17,952	639

	Norwegian Krone	Buy	12/15/10	15,473	16,400	(927)

	Polish Zloty	Sell	12/15/10	39,096	43,003	3,907

	Singapore Dollar	Sell	12/15/10	35,467	36,251	784

	South Korean Won	Buy	12/15/10	14,466	15,001	(535)

	Swedish Krona	Sell	12/15/10	20,249	21,389	1,140

	Swiss Franc	Sell	12/15/10	131,803	135,267	3,464

	Taiwan Dollar	Sell	12/15/10	2,625	2,629	4

	Turkish Lira	Buy	12/15/10	26,610	28,135	(1,525)

Goldman Sachs International

	Australian Dollar	Sell	12/15/10	25,695	25,660	(35)

	British Pound	Buy	12/15/10	73,177	75,254	(2,077)

	Canadian Dollar	Sell	12/15/10	51,658	52,222	564

	Chilean Peso	Sell	12/15/10	82	82	—

	Euro	Sell	12/15/10	231,158	240,734	9,576

	Hungarian Forint	Buy	12/15/10	8,643	9,417	(774)

	Japanese Yen	Sell	12/15/10	67,014	69,448	2,434

	Norwegian Krone	Buy	12/15/10	77,219	81,838	(4,619)

	Polish Zloty	Buy	12/15/10	18,402	20,254	(1,852)

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,531,031) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	South African Rand	Buy	12/15/10	$2,939	$3,028	$(89)

	Swedish Krona	Sell	12/15/10	224,374	237,031	12,657

	Swiss Franc	Buy	12/15/10	66,799	67,534	(735)

HSBC Bank USA, National Association

	Australian Dollar	Sell	12/15/10	22,339	22,931	592

	British Pound	Buy	12/15/10	44,529	45,797	(1,268)

	Euro	Buy	12/15/10	196,686	209,723	(13,037)

	Hong Kong Dollar	Buy	12/15/10	93,519	93,675	(156)

	Japanese Yen	Sell	12/15/10	126,236	130,820	4,584

	New Zealand Dollar	Sell	12/15/10	44,881	46,520	1,639

	Norwegian Krone	Buy	12/15/10	67,774	71,809	(4,035)

	Singapore Dollar	Sell	12/15/10	33,572	34,341	769

	South Korean Won	Buy	12/15/10	21,276	22,061	(785)

	Swiss Franc	Sell	12/15/10	18,943	20,457	1,514

	Taiwan Dollar	Sell	12/15/10	33,946	33,982	36

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	12/15/10	380,436	390,396	(9,960)

	Brazilian Real	Buy	12/15/10	56,664	56,655	9

	British Pound	Buy	12/15/10	128,449	132,034	(3,585)

	Canadian Dollar	Buy	12/15/10	113,550	114,709	(1,159)

	Chilean Peso	Sell	12/15/10	3,116	3,111	(5)

	Czech Koruna	Sell	12/15/10	5,501	6,027	526

	Euro	Sell	12/15/10	706,872	748,218	41,346

	Hong Kong Dollar	Buy	12/15/10	71,598	71,661	(63)

	Hungarian Forint	Sell	12/15/10	24,866	27,039	2,173

	Japanese Yen	Sell	12/15/10	55,575	57,605	2,030

	Malaysian Ringgit	Buy	12/15/10	27,223	27,839	(616)

	Mexican Peso	Buy	12/15/10	116,524	117,708	(1,184)

	New Zealand Dollar	Sell	12/15/10	892	923	31

	Norwegian Krone	Sell	12/15/10	191,942	202,115	10,173

	Polish Zloty	Buy	12/15/10	10,299	10,236	63

	Singapore Dollar	Buy	12/15/10	32,738	32,878	(140)

	South African Rand	Sell	12/15/10	13,852	14,377	525

	South Korean Won	Buy	12/15/10	15,057	15,145	(88)

	Swedish Krona	Sell	12/15/10	38,447	40,627	2,180

	Swiss Franc	Sell	12/15/10	131,903	135,251	3,348

	Taiwan Dollar	Buy	12/15/10	20,914	20,978	(64)

	Turkish Lira	Buy	12/15/10	24,884	26,522	(1,638)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	12/15/10	111,312	114,219	(2,907)

	British Pound	Buy	12/15/10	20,085	20,725	(640)

	Canadian Dollar	Buy	12/15/10	101,172	101,894	(722)

	Czech Koruna	Buy	12/15/10	13,807	14,568	(761)

	Euro	Buy	12/15/10	282,801	297,954	(15,153)

FORWARD CURRENCY CONTRACTS at 11/30/10 (aggregate face value $14,531,031) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Hungarian Forint	Buy	12/15/10	$44,427	$49,719	$(5,292)

	Japanese Yen	Sell	12/15/10	133,887	132,754	(1,133)

	Norwegian Krone	Buy	12/15/10	15,473	16,024	(551)

	Polish Zloty	Sell	12/15/10	15,270	15,091	(179)

	Swedish Krona	Buy	12/15/10	7,163	7,150	13

	Swiss Franc	Sell	12/15/10	99,799	102,204	2,405

	Turkish Lira	Buy	12/15/10	46,451	49,459	(3,008)

State Street Bank and Trust Co.

	Australian Dollar	Sell	12/15/10	81,303	82,611	1,308

	British Pound	Buy	12/15/10	78,782	81,710	(2,928)

	Canadian Dollar	Buy	12/15/10	34,894	35,160	(266)

	Euro	Buy	12/15/10	42,927	45,358	(2,431)

	Hungarian Forint	Buy	12/15/10	12,040	13,492	(1,452)

	Japanese Yen	Buy	12/15/10	127,880	132,511	(4,631)

	Malaysian Ringgit	Buy	12/15/10	34,478	35,281	(803)

	Mexican Peso	Buy	12/15/10	15,180	15,388	(208)

	Norwegian Krone	Sell	12/15/10	152,455	157,307	4,852

	Polish Zloty	Buy	12/15/10	19,306	21,276	(1,970)

	Swedish Krona	Buy	12/15/10	35,884	35,897	(13)

	Swiss Franc	Sell	12/15/10	147,556	149,741	2,185

	Taiwan Dollar	Sell	12/15/10	4,591	4,609	18

UBS AG

	Australian Dollar	Sell	12/15/10	124,735	127,803	3,068

	British Pound	Sell	12/15/10	27,402	28,631	1,229

	Canadian Dollar	Sell	12/15/10	402,836	407,974	5,138

	Czech Koruna	Buy	12/15/10	23,807	25,943	(2,136)

	Euro	Sell	12/15/10	359,550	377,487	17,937

	Japanese Yen	Buy	12/15/10	157,176	163,112	(5,936)

	Mexican Peso	Buy	12/15/10	617	625	(8)

	Norwegian Krone	Sell	12/15/10	40,036	42,170	2,134

	South African Rand	Sell	12/15/10	11,771	12,103	332

	Swedish Krona	Buy	12/15/10	410,628	433,757	(23,129)

	Swiss Franc	Buy	12/15/10	3,489	3,494	(5)

Westpac Banking Corp.

	Australian Dollar	Buy	12/15/10	213,803	219,008	(5,205)

	British Pound	Sell	12/15/10	12,144	12,488	344

	Canadian Dollar	Buy	12/15/10	104,583	105,743	(1,160)

	Euro	Sell	12/15/10	8,195	9,732	1,537

	Japanese Yen	Sell	12/15/10	167,621	170,139	2,518

	New Zealand Dollar	Buy	12/15/10	7,653	7,976	(323)

	Norwegian Krone	Buy	12/15/10	130,761	138,655	(7,894)

	Swedish Krona	Sell	12/15/10	96,303	101,718	5,415

	Swiss Franc	Sell	12/15/10	81,853	83,952	2,099

Total						$(24,096)

FUTURES CONTRACTS OUTSTANDING at 11/30/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Long)	4	$340,992	Dec-10	$(15,085)

ASX SPI 200 Index (Short)	4	441,135	Dec-10	7,202

Euro STOXX 50 Index (Long)	3	103,539	Dec-10	(5,649)

Euro STOXX 50 Index (Short)	4	138,052	Dec-10	7,507

Euro-CAC 40 Index (Short)	5	234,877	Dec-10	13,117

FTSE 100 Index (Short)	5	431,667	Dec-10	4,754

FTSE/MIB Index (Short)	1	124,451	Dec-10	12,685

IBEX 35 Index (Long)	1	120,028	Dec-10	(12,359)

MSCI EAFE Index E-Mini (Short)	9	690,120	Dec-10	(16,843)

Russell 2000 Index Mini (Long)	4	290,600	Dec-10	19,094

S&P 500 Index E-Mini (Long)	11	648,725	Dec-10	17,873

S&P 500 Index E-Mini (Short)	21	1,238,475	Dec-10	(53,150)

S&P Mid Cap 400 Index E-Mini (Long)	1	85,190	Dec-10	1,861

S&P/TSX 60 Index (Long)	1	144,409	Dec-10	5,256

Tokyo Price Index (Long)	4	410,379	Dec-10	10,668

Total				$(3,069)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/10 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
shares	6,546	$—	10/17/11	(3 month USD-	iShares MSCI	$(12,853)
				LIBOR-BBA minus	Emerging Markets
				0.075%)	Index

Credit Suisse International
units	15,731	—	8/25/11	(3 month USD-	iShares MSCI	(24,864)
				LIBOR-BBA minus	Emerging Markets
				0.20%)	Index

Goldman Sachs International
baskets	212	—	11/23/11	(3 month USD-	A basket	(3,424)
				LIBOR-BBA)	(GSPMGCC2)
					of common stocks

JPMorgan Chase Bank, N.A.
shares	17,338	—	10/20/11	(3 month USD-	iShares MSCI	(21,777)
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

Total						$(62,918)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,446,051	$621,284	$4

Capital goods	1,497,338	486,318	—

Communication services	1,086,149	191,837	—

Conglomerates	446,229	94,022	—

Consumer cyclicals	3,126,053	321,921	—

Consumer staples	2,339,637	148,500	—

Energy	2,921,359	186,718	—

Financials	3,521,894	555,121	1,951

Health care	2,590,798	17,543	—

Miscellaneous	—	880	—

Technology	4,176,367	619,498	—

Transportation	238,312	161,888	—

Utilities and power	868,008	77,733	—

Total common stocks	24,258,195	3,483,263	1,955
Investment Companies	1,432,334	24,028	—

Short-term investments	1,264,486	600,953	—

Totals by level	$26,955,015	$4,108,244	$1,955

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(24,096)	$—

Futures contracts	(3,069)	—	—

Total return swap contracts	—	(62,918)	—

Totals by level	$(3,069)	$(87,014)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/10 (Unaudited)

ASSETS

Investment in securities, at value, including $248,148 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $25,026,626)	$29,564,313
Affiliated issuers (identified cost $1,500,901) (Notes 1 and 6)	1,500,901

Cash	38,782

Foreign currency (cost $10,671) (Note 1)	10,295

Dividends, interest and other receivables	69,429

Receivable for shares of the fund sold	63,919

Receivable for investments sold	610,551

Receivable for variation margin (Note 1)	22,798

Unrealized appreciation on forward currency contracts (Note 1)	226,171

Receivable from Manager (Note 2)	17,483

Total assets	32,124,642

LIABILITIES

Payable for investments purchased	223,999

Payable for shares of the fund repurchased	19,550

Payable for investor servicing fees (Note 2)	6,511

Payable for custodian fees (Note 2)	58,869

Payable for Trustee compensation and expenses (Note 2)	842

Payable for administrative services (Note 2)	55

Unrealized depreciation on forward currency contracts (Note 1)	250,267

Unrealized depreciation on swap contracts (Note 1)	62,918

Collateral on securities loaned, at value (Note 1)	236,415

Other accrued expenses	46,816

Total liabilities	906,242

Net assets	$31,218,400

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,604,019

Undistributed net investment income (Note 1)	43,293

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,123,681

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,447,407

Total — Representing net assets applicable to capital shares outstanding	$31,218,400

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($26,625 divided by 2,077 shares)	$12.82

Offering price per class A share (100/94.25 of $12.82)*	$13.60

Net asset value, offering price and redemption price per class Y share
($31,191,775 divided by 2,432,132 shares)	$12.82

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,895)	$319,602

Interest (including interest income of $1,798 from investments in affiliated issuers) (Note 6)	2,994

Securities lending (including interest income of $840 from investments
in affiliated issuers) (Note 1)	882

Total investment income	323,478

EXPENSES

Compensation of Manager (Note 2)	99,305

Investor servicing fees (Note 2)	42,784

Custodian fees (Note 2)	44,218

Trustee compensation and expenses (Note 2)	1,064

Administrative services (Note 2)	564

Auditing	37,281

Other	11,440

Fees waived and reimbursed by Manager (Note 2)	(61,445)

Total expenses	175,211

Expense reduction (Note 2)	(32)

Net expenses	175,179

Net investment income	148,299

Net realized gain on investments (net of foreign tax $5,013) (Notes 1 and 3)	1,631,436

Net realized gain on swap contracts (Note 1)	623,987

Net realized gain on futures contracts (Note 1)	9,457

Net realized gain on foreign currency transactions (Note 1)	152,702

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(88,649)

Net unrealized appreciation of investments, futures contracts and swap contracts
during the period	1,018,587

Net gain on investments	3,347,520

Net increase in net assets resulting from operations	$3,495,819

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/10*	Year ended 5/31/10

Operations:
Net investment income	$148,299	$285,275

Net realized gain on investments and foreign currency transactions	2,417,582	6,904,768

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	929,938	(641,185)

Net increase in net assets resulting from operations	3,495,819	6,548,858

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,222)

Class Y	—	(2,374,150)

Net realized short-term gain on investments

Class A	—	(1,987)

Class Y	—	(3,860,791)

Decrease from capital share transactions (Note 4)	(6,103,772)	(4,761,345)

Total decrease in net assets	(2,607,953)	(4,450,637)

NET ASSETS

Beginning of period	33,826,353	38,276,990

End of period (including undistributed net investment income of $43,293 and distributions in excess of net investment income
of $105,006, respectively)	$31,218,400	$33,826,353

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized			From					of expenses	income (loss)
	value,		and unrealized	Total from	From	net realized	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2010 **	$11.53	.05	1.24	1.29	—	—	—	$12.82	11.19 *	$27	.53*	.44*	79.87*
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103.27
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40*	.61*	45.86*

Class Y
November 30, 2010 **	$11.53	.05	1.24	1.29	—	—	—	$12.82	11.19 *	$31,192	.53*	.45*	79.87*
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103.27
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40*	.61*	45.86*

* Not annualized.

** Unaudited.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2010	0.19%

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

52	53

Notes to financial statements 11/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Asset Allocation: Equity Portfolio is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the Trust). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The investment objective of the fund is to seek long-term growth by investing mainly in common stocks of companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 1, 2010 through November 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depositary Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 86 futures contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,300,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $110,922 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $122,592 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $248,148 and the fund received cash collateral of $236,415.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remain subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $26,621,626, resulting in gross unrealized appreciation and depreciation of $4,997,920 and $554,332, respectively, or net unrealized appreciation of $4,443,588.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.750% of the first $5 billion of average net assets, 0.700% of the next $5 billion, 0.650% of the next $10 billion, 0.600% of the next $10 billion, 0.550% of the next $50 billion, 0.530% of the next $50 billion, 0.520% of the next $100 billion, and 0.515% thereafter.

Putnam Management has contractually agreed, through September 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $61,445 as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.612% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $32 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,618,614 and $27,101,517, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/10		Year ended 5/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	51	$612	546	$6,777

Shares issued in connection with
reinvestment of distributions	—	—	277	3,209

	51	612	823	9,986

Shares repurchased	(1)	(15)	(36)	(502)

Net increase	50	$597	787	$9,484

	Six months ended 11/30/10		Year ended 5/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	567,553	$6,786,510	1,411,017	$17,451,688

Shares issued in connection with
reinvestment of distributions	—	—	537,495	6,234,941

	567,553	6,786,510	1,948,512	23,686,629

Shares repurchased	(1,066,812)	(12,890,879)	(2,245,916)	(28,457,458)

Net increase	(499,259)	$(6,104,369)	(297,404)	$(4,770,829)

At the close of the reporting period, Putnam Investments, LLC owned 1,216 class A shares of the fund (58.5% of class A shares outstanding), valued at $15,592.

At the close of the reporting period, funds within the Putnam RetirementReady® Funds owned 92.3% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$226,171	Payables	$250,267

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	100,017*	(depreciation)	166,004*

Total		$326,188		$416,271

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$161,782	$—	$161,782

Equity contracts	9,457	—	623,987	633,444

Total	$9,457	$161,782	$623,987	$795,226

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(89,628)	$—	$(89,628)

Equity contracts	(112,267)	—	(148,182)	(260,449)

Total	$(112,267)	$(89,628)	$(148,182)	$(350,077)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,798 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $11,798,158 and $13,577,179, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Asset Allocation: Equity Portfolio. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA062 265282 1/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2011